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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Cohen & Steers Select Utility Fund, Inc.
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             (Exact name of registrant as specified in its charter)

                    Maryland                                73-1696084
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 (State of incorporation or organization)  (I.R.S. Employer Identification No.)

      757 Third Avenue, New York, NY                             10017
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(Address of principal executive offices)                       (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                    Name of each exchange on which
       to be so registered                    each class is to be registered
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Common Share, $.001 par value                   New York Stock Exchange
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-111820 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)

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Item 1. Description of Registrant's Securities to Be Registered.

         A description of the Common Stock, par value $.001 per share (the "Common Stock"), of the registrant to be registered hereunder is set forth in the section entitled "Description of Shares" of the Prospectus that has been filed with the Securities and Exchange Commission ("SEC") in connection with the registrant's Registration Statement on Form N-2 filed on January 9, 2004, as amended February 19, 2004 and February 24, 2004, which description is incorporated herein by reference as filed with the SEC.

Item 2. Exhibits.

         Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   COHEN & STEERS SELECT UTILITY FUND, INC.

                                   By:   /s/ Robert H. Steers
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                                         Name:  Robert H. Steers
                                         Title: Chairman & Secretary


         Dated: March 2, 2004



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